REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement"), entered into as of May 15, 1998, between each of the persons whose name and signature appear on the signature page hereto (each a "Purchaser" and collectively, the "Purchasers"), and Geotek Communications, Inc., a Delaware corporation with its principal office at 20 Craig Road, Montvale, New Jersey 07645 (the "Company").

                              W I T N E S S E T H:

      WHEREAS,  the  Purchasers  have  obtained  pursuant  to a  Conversion  and
Exchange   Agreement  (the  "Agreement")   shares  of  the  Company's  Series  T
Convertible Preferred Stock ("Series T Stock" or the "Preferred Stock");

      WHEREAS, pursuant to the terms of the Certificate of Designation establishing the rights of the Preferred Stock (the "Certificate of Designation"), the Preferred Stock is convertible into shares of the Company's Common Stock, par value $.01 per share (the "Shares");

      WHEREAS, pursuant to the terms of and in partial consideration for, the Purchasers' agreement to enter into the Agreement, the Company has agreed to provide the Purchasers with certain registration rights with respect to the Shares;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement, Certificate of Designation and this Registration Rights Agreement, the Company and the Purchasers agree as follows:

      1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings:

      (a) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      (b) "Registrable Securities" shall mean: (i) Shares issued to the Purchasers or their designees upon conversion of the Preferred Stock or upon any stock split, stock dividend (pursuant to the Certificate of Designation or otherwise), recapitalization or similar event with respect to such Shares; (ii) any Shares issued to the Purchasers or any Holder as dividends on the Preferred Stock; (iii) any securities issued or issuable to the Purchasers or any Holder upon the conversion or exercise or exchange of any Preferred Stock or Shares and
(iv) shares of Common Stock issued pursuant to Section 5(a) hereof.

      (c) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      (d) "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each Purchaser's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and blue sky fees and expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

      (e) "Selling Expenses" shall mean all underwriting discounts and selling commissions, if any, applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Holders.

      (f) "Holder" and "Holders" shall include a Purchaser or the Purchasers, respectively, and any transferee of Preferred Stock, Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 12 of this Registration Rights Agreement.

      (g) "Registration Statement" shall have the meaning set forth in Section 2(a) herein.

      (h) "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

      (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

      2. The Registration Requirements. The Company represents and warrants that it is qualified and eligible to use the registration statement on Form S-3 under the Securities Act. The Company shall file such Registration Statement no later than that date which is thirty days after the date the Company's stockholders approve an increase in the authorized number of shares of Common Stock and/or a reverse stock split so that the Company has sufficient authorized and unissued and unreserved shares of Common Stock to effect a conversion of the Series T Stock (the "Registration Date") and use its best efforts to cause such Registration Statement to become effective as promptly as possible thereafter. Such Registration Statement shall be filed on Form S-3 under the Securities Act or, if Form S-3 is not then available, another appropriate form covering the resale of the Shares issuable on conversion of the Preferred Stock and upon exercise of the Warrants. In addition, the Company shall take all action necessary to qualify the Shares under state "blue sky" laws as hereinafter provided. The Company shall use its diligent best efforts to effect the registration contemplated by the foregoing (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) and as would permit or facilitate the sale and distribution of all the Registrable Securities in all


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

states reasonably requested by the Holders for purposes of maximizing the proceeds realizable by the Holders from such sale and distribution. The Company shall distribute copies of the Registration Statement to the Holders promptly after the filing thereof and shall give the Holders no less than ten days after receipt of such Registration Statement the opportunity to provide comments thereto. Such best efforts by the Company shall include, without limitation, the following:

      (a) The Company shall file (i) a registration statement with the SEC pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act and the Company shall use its best efforts to qualify for the use of such Form (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering the Registrable Securities to be registered (the "Registration Statement"); (ii) such blue sky filings as shall be reasonably requested to permit such sales; provided, however, that the Company shall not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified; and (iii) any required filings with the Nasdaq National Market ("Nasdaq") and any exchange where the Shares are traded, all as soon as practicable after the date hereof. The Company shall use its best efforts to have such Registration Statement and other filings declared effective as soon thereafter as may be practicable.

      (b) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions, in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not the Registrable Securities are to be sold in an underwritten offering, the Company shall:

            (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form and substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

            (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the date of delivery of any Registrable Securities sold pursuant thereto, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters and the appointed representative or counsel of the Holders, addressed to the Holders and each underwriter:

                  (A) in the  case of an  underwritten  offering,  covering  the matters customarily covered in opinions requested in secondary underwritten offerings; or

                  (B) in the  case of any  offering  that  is not  underwritten, covering the effectiveness of the registration statement;

            (iii) in the case of an underwritten offering, cause to be delivered at the time of delivery of any Registrable Securities sold pursuant thereto, letters from the Company's independent certified public accountants addressed to the Holders and each underwriter stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

            (iv) if an underwriting agreement is entered into, cause the same to set forth indemnification and contribution provisions and procedures which are no less favorable to the Holders and the Company than those contemplated by sections 8 and 9 hereof with respect to all parties to be indemnified pursuant to such sections;

            (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

the foregoing in this paragraph 2(b) shall be done at each closing under any such underwriting or similar agreement or as and to the extent required thereunder; provided, however, the foregoing in paragraph 2(b) shall not be required on more than two (2) occasions;

      (c) The Company shall make available for inspection, review and comment by a representative or representatives of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holders or underwriter, any such registration statement or amendment or supplement or any blue sky, Nasdaq or other filing, all financial and other records, pertinent corporate documents and properties of the Company as they may reasonably request for the purpose, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement.

      3. Underwritten Distribution. If any Holder intends to distribute the Registrable Securities covered by a Registration Statement after the Registration Date by means of an underwriting, such Holder shall so advise the Company and, within thirty (30) days of the date thereof and without limiting the generality of other provisions hereof, the Company will prepare and file such amendment or amendments to the Registration Statement and make such other filings as may be necessary or appropriate to effect any such underwritten distribution. The managing underwriter for any such distribution shall be an investment banking firm of national reputation selected by the Holders participating in such distribution, subject to the Company's consent, which shall not be unreasonably withheld.

      4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders.

      5. Registration Delay or Failure. The Company acknowledges that its failure to register the Registrable Securities in accordance with the Agreement and this Registration Rights Agreement will cause the Holders to suffer damages in an amount that will be difficult to ascertain. Accordingly the parties agree that it is appropriate to include herein a provision for liquidated damages and to compensate the Holder fairly for the additional risk undertaken by the Holders resulting from the Company's delay or failure to effect such registration. The parties acknowledge and agree that the liquidated damages provisions set forth in the Agreement represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty; provided, however, that nothing in this Section 6 shall limit the Holders' right to pursue equitable relief, including without limitation, specific performance.

      (a) If the Registration Statement covering the resale of the Shares is not
(i) filed by the Company with the SEC on or prior to the Registration Date the Company shall pay to each Investor within five (5) days after such date a penalty of 1% of the market value of the shares of Common Stock issued to each such Investor upon conversion of shares of Series T Stock (assuming a market price of no less than $0.80) and 1% of the Designated Price (as defined in the Series T Certificate) of the shares of Series T Stock owned by such Investor as of such date and/or (ii) declared effective on or prior to sixty days after the Registration Date, the Company shall pay to each Investor within five (5) days after such date a penalty of 1% of the market value of the shares of Common Stock issued to each such Investor upon conversion of shares of Series T Stock which are owned as of such date (assuming a market price of no less than $0.80) and 1% of the Designated Price (as defined in the Series T Certificate) of the shares of Series T Stock owned by such Investor as of such date. In addition, the Company shall also pay a penalty of 2% of such market value and/or Designated Price, as the case may be, on the fifth (5th) day after the end of each month for each month (or partial month) thereafter that the Registration Statement has not been declared effective. The Company may pay any penalty pursuant to this Section 5(a) in shares of Common Stock, valued for such purposes, at the average closing bid price of the Common Stock for the fifteen trading days immediately preceding the date such payment is due.

      6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holders advised in writing as to initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

      (a) Keep such registration effective for the period of sixty (60) months or until all the Securities are sold or eligible for sale pursuant to Rule 144(k) of the SEC or any successor or similar provision, whichever is earlier.

      (b) Furnish such number of prospectuses and other documents incident thereto as any Holder from time to time may reasonably request.

      (c) Notify the Holders of any event or circumstance the result of which is that the Company's Registration Statement or prospectus included therein contains an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and shall (i) in the case of any event or circumstance not provided for in clause (ii) below, within thirty (30) business days of such notification or (ii) in the case of any acquisition, merger or other similar material transaction requiring additional disclosure to correct any such untrue statement or omission, within sixty (60) days of such notification, amend or supplement the Registration Statement or prospectus to correct such inaccuracy or disclose such development; provided, however, that upon receipt of such notice, each Holder shall immediately discontinue dispositions of Registrable Securities thereunder until such Holder's receipt from the Company of a supplemented or amended prospectus and, if so requested by the Company, each Holder shall deliver to the Company all copies (other than permanent file copies in such Holder's possession) of the prospectus covering the Registrable Securities current at the time of receipt of such notice; and provided further, that if the Registration Statement or prospectus is not amended or supplemented so as to remedy any inaccuracy or disclose such development by the thirtieth (30th) business day in the case of clause (i), or the sixtieth (60th) business day in the case of clause (ii), in each case, after notice of inaccuracy is given by the Company to the Holders, then the Company shall issue to a Holder upon each subsequent conversion by such Holder of any Preferred Stock which was convertible into Common Stock at any time from the applicable date upon which such Registration Statement was required to be supplemented or amended (i.e., the thirtieth (30th) business day or sixtieth
(60th) business day after notification, as the case may be) (the "Required Registration Statement Amendment Date") until such date as the Registration Statement is so amended (the "Registration Statement Amendment Date"), such additional shares of Common Stock as would have been issuable to such Holder upon such conversion had the Applicable Percentage used in determining the Conversion Date Market Price for such conversion been increased by the Amendment Penalty Discount in the case of an event described in clause (i) or the Alternative Penalty Discount in the case of an event described in clause (ii). As used herein, (x) the "Amendment Penalty Discount" shall initially equal zero percent (0%) on a Required Registration Amendment Date in the case of an event described in clause (i) and shall increase by one percent (1%) for every fifth
(5th) business day thereafter until the applicable Registration Statement Amendment Date and (y) the Alternative Penalty Discount shall initially equal two and one-half percent (2 1/2%) on a Required Registration Statement Amendment Date with respect to an event described in clause (ii) and shall increase by two and one-half percent (2 1/2%) on the thirtieth (30th) business day thereafter if the applicable Registration Statement Amendment Date has not then occurred and shall increase by two percent (2%) for every thirtieth (30th) business day thereafter until the applicable Registration Statement Amendment Date.

      7. Indemnification.

      (a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors, partners, employees and agents and each person controlling such Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such Holder, each of its officers, directors, partners, employees and agents and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter and stated to be specifically for use therein. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

      (b) Holder Indemnity. Each Holder will severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners, employees and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading and will reimburse the Company and such other Holders and their officers, directors, partners, employees, agents, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Holder and stated to be specifically for use therein; provided, however, that the obligations of Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, each Holder's indemnification obligation hereunder shall be limited to the net proceeds received by such Holder from sales of Registrable Securities.

      (c) Procedure. Each party entitled to indemnification under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      8 Contribution. If the indemnification provided for in Section 7 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company and the applicable Holder on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holder on the one hand or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of such Holder or underwriters, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the applicable Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with such statements or omissions.

      The relative benefits received by the Company on the one hand and the applicable Holder or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as (x) the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Preferred Stock by the Company to such Holder pursuant to the Agreement and from the exercise of the Warrants by such Holder bear to (y) the gain realized by such Holder or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the prospectus, as the case may be. The relative fault of the Company on the one hand and of the applicable Holder or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by such Holder or by the underwriters.

      In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

      The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the applicable Holder or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      9 Survival. The Indemnity and contribution agreements contained in Sections 7 and 8 and the representations and warranties of the Company referred to in Section 2(b)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and
(iii) the consummation of the sale or successive resales of the Registrable Securities.

      10 Information from Holders. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      11 Transfer or Assignment of Registration Rights. The rights granted to the Purchasers by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee, provided that the Company is given written notice by the applicable Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the board of directors of the Company, in its reasonable judgment, to be a competitor of the Company, and provided further that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

      12 Miscellaneous.

      (a) Entire Agreement. This Registration Rights Agreement, the Agreement and the documents referenced in the Agreement contain the entire understanding and agreement of the parties. This Registration Rights Agreement may not be modified or terminated except by a written agreement signed by the Company and the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time.

      (b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

      to the Company:

                        Geotek Communications, Inc.
                        102 Chestnut Ridge Road
                        Montvale, NJ  07645
                        Attention: General Counsel and Secretary
                        Fax: (201) 930-9614

       with copies to:

                       Klehr, Harrison, Harvey, Branzburg & Ellers
                       1401 Walnut Street
                       Philadelphia, PA  19102
                       Attention: Leonard M. Klehr, Esq.
                       Fax: (215) 568-6603

      to the Purchasers at the address set forth for each Purchaser in the Agreement, with copies to such Purchaser's representatives (if any) at the address for such representative set forth in the Agreement.

The Company or any Purchaser may from time to time change its address for notices under this Section 13(b) by giving at least 10 days' written notice of such changed address to each of the Purchasers (with respect to the Company) or the Company (with respect to the Purchasers).

      (c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural as the context requires.

      (d) Governing Law; Consent to Jurisdiction. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law, except for matters arising under the Securities Act or the Exchange Act which matters shall be construed and interpreted in accordance with such Acts. The Company hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall, at the Purchaser's sole option, be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company consents to the jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the Company at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court.

      (e) Titles. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

      (f) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                        GEOTEK COMMUNICATIONS, INC.

                                        By: /s/
                                           -------------------------------------

                                        PURCHASERS:

                                        RGC International Investors, LDC

                                        By: Rose Glen Capital Management, L.P.,
                                            as Investment Manager

                                        By: RGC General Partner Corp.,
                                            as general partner

                                        By: /s/ Wayne D. Bloch
                                           -------------------------------------
                                             Wayne D. Bloch, Managing Director

                                        Halifax Fund, L.P.

                                        By: The Palladin Group, its
                                            Investment Manager

                                        By: Palladin Capital Management LLC,
                                            its General Partner

                                        By:/s/ Andrew Kaplan
                                           -------------------------------------
                                           Andrew Kaplan, Authorized
                                           Representative

                             [SIGNATURES CONTINUED]

                                        AGR Halifax Fund, Ltd.
                                        F/b/o Ramius Halifax Partners, LP

                                        By:  AG Ramius Partners, LLC
                                        Its: Investment Advisor

                                        By:/s/ Morgan B. Stark
                                           -------------------------------------
                                           Morgan B. Stark, Managing Officer

                                        AGR Halifax Fund, Ltd.
                                        F/b/o Ramius Halifax Overseas Fund, Ltd.

                                        By:  AG Ramius Partners, LLC
                                        Its: Investment Advisor

                                       By:/s/ Morgan B. Stark
                                          --------------------------------------
                                            Morgan B. Stark, Managing Officer

                                        AGR Halifax Fund, Ltd.
                                        F/b/o Hick Investments, Ltd.

                                        By:  AG Ramius Partners, LLC
                                        Its: Investment Advisor

                                       By:/s/ Morgan B. Stark
                                          --------------------------------------
                                            Morgan B. Stark, Managing Officer

                                        Gleneagles Fund, Ltd.

                                        By: The Palladin Group, its
                                            Investment Manager

                                        By: Palladin Capital Management LLC,
                                            its General Partner

                                        By:/s/ Andrew Kaplan
                                           -------------------------------------
                                           Andrew Kaplan, Authorized
                                           Representative


                             [SIGNATURES CONTINUED]

                                        Colonial Penn Insurance Company

                                        By:  The Palladin Group, its Investment
                                             Manager

                                        By:  Palladin Capital Management LLC,
                                             its General Partner

                                        By:/s/ Andrew Kaplan
                                           -------------------------------------
                                              Andrew Kaplan, Authorized
                                              Representative

                                        Colonial Penn Life Insurance Company

                                        By: The Palladin Group, its Investment
                                            Manager

                                        By: Palladin Capital Management LLC,
                                            its General Partner

                                        By:/s/ Andrew Kaplan
                                           -------------------------------------
                                           Andrew Kaplan, Authorized
                                           Representative

                                        Palladin Partners I, L.P.

                                        By:/s/ Andrew Kaplan
                                           -------------------------------------
                                           Andrew Kaplan, Authorized
                                           Representative


                             [SIGNATURES CONTINUED]

                                        Nelson Partners

                                        By: /s/
                                           -------------------------------------


                                        Olympus Securities, LTD.

                                        By: /s/
                                           -------------------------------------


                                        CIBC, Wood Gundy Securities Corp.

                                        By:/s/ Walter F. McLallen
                                           -------------------------------------
                                           Walter F. McLallen, Managing Director

                                        Themis Partners L.P.

                                        By: Promethean Investment Group, L.L.C.,
                                            its General Partner

                                        By:/s/
                                          --------------------------------------

                                        Samyang Merchant Bank

                                        By: Promethean Investment Group, L.L.C.,
                                            its Investment Advisor

                                        By:/s/
                                          --------------------------------------


                             [SIGNATURES CONTINUED]

                                        Heracles Fund

                                        By: Promethean Investment Group, L.L.C.,
                                            its Investment Advisor

                                        By:/s/
                                          --------------------------------------

                                        Leonardo, L.P.

                                        By: Angelo, Gordon & Co., L.P., its
                                            General Partner

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                                        GAM Arbitrage Investments, Inc.

                                        By: Angelo, Gordon & Co., L.P., its
                                            Investment Advisor

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                                        AG Super Fund International
                                        Partners, L.P.

                                        By: Angelo, Gordon & Co., L.P.,
                                            its General Partner

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                             [SIGNATURES CONTINUED]

                                        Ramius Fund, Ltd.

                                        By: AG Ramius Partners, L.L.C.,
                                            its Investment Advisor

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Managing Officer

                                        Raphael, L.P.

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                                        AG Super Fund, L.P.

                                        By: Angelo, Gordon & Co., L.P., its
                                            General Partner

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                                        Michaelangelo, L.P.

                                        By: Angelo, Gordon & Co., L.P., its
                                            General Partner

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer

                             [SIGNATURES CONTINUED]

                                        Angelo, Gordon & Co., L.P.

                                        By: /s/ Michael L. Gordon
                                           -------------------------------------
                                           Michael L. Gordon, Chief Operating
                                           Officer